As filed with the Securities and Exchange Commission on May 4, 2006

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 2, 2006


                            W. R. BERKLEY CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                             1-15202                 22-1867895
   --------                             -------                 ----------
(State or other jurisdiction        (Commission File          (IRS Employer
of incorporation)                      Number)             Identification No.)


       475 Steamboat Road, Greenwich, CT                       06830
       ---------------------------------                       -----
   (Address of principal executive offices)                  (Zip Code)


     Registrant's telephone number, including area code:   (203) 629-3000
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

         On May 2, 2006, the Compensation and Stock Option Committee of the Board of Directors of W. R. Berkley Corporation (the "Company") approved, subject to the approval of the Company's Board of Directors (which approval was subsequently obtained later that day), an increase in the amount of the quarterly cash stipend to be paid to each director from $10,000 to $12,000, effective as of July 1, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     W. R. BERKLEY CORPORATION



                                     By:  /s/   Eugene G. Ballard
                                          --------------------------------------
                                          Name:  Eugene G. Ballard
                                          Title: Senior Vice President,
                                                 Chief Financial Officer
                                                 and Treasurer


Date:  May 4, 2006